U.S. Securities and Exchange Commission

                           Washington, D.C.  20549


                                 FORM 8-K/A
                        (Amendment No. 1 to Form 8-K)

                               CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Act of 1934


       Date of Report (Date of earliest event reported):  April 5, 1999
                                                          -------------

                         JD American Workwear, Inc.
                         --------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                33-98682              05-0460102
          --------                --------              ----------
State or other jurisdiction     (Commission           (IRS Employer
      of incorporation          File Number)        Identification No.)


            46 Old Flat River Road, Coventry, Rhode Island  02816
            -----------------------------------------------------
                (Address of principal executive offices)  (Zip Code)


     Registrant's telephone number, including area code:  (401) 397-6800
                                                          --------------

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        (Former name or former address, if changed since last report)


Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable.

      (c)   Exhibits

            16.1* Letter of BDE Seidman, LLP addressed to the Commission dated April 14, 1999


*   filed herewith

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       JD AMERICAN WORKWEAR, INC.


April 19, 1999                         By: /s/ Anthony P. Santucci
                                       Anthony P. Santucci, Treasurer